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                                                                    EXHIBIT 10.5


                     LETTER AGREEMENT CONCERNING CLOSING



                                April 3, 1996



Mountasia Entertainment International, Inc.
5895 Windward Parkway, Suite 220
Alpharetta, Georgia 30202
Attention: L. Scott Demerau

Dear Scott:

                 Reference is made to the Purchase and Sale Agreement dated the date hereof (the "Purchase Agreement") among the shareholders of Amusement Co., Inc. and Amusement Co. Partners, Inc. (collectively, the "Shareholders"), Capital Trust Investments Limited (the "Noteholder"), and Mountasia Entertainment International, Inc. (the "Purchaser").

                 The Shareholders, the Noteholder and the Purchaser have today entered into the Purchase Agreement pursuant to which the Shareholders have agreed to sell all of the issued and outstanding shares of capital stock of Amusement Co., Inc. and Amusement Co. Partners, Inc. (collectively, the "Shares") to the Purchaser and the Noteholder has agreed to sell to the Purchaser the $3 million principal amount promissory note from National Entertainment Funding, L.P. (the "Note") which it holds. In consideration therefor, the Purchaser will issue its 9.1% Subordinated Convertible Debentures Due January 1, 1998 (the "Purchaser's 9.1% Debentures") to the Shareholders and the Noteholder as provided in the Purchase Agreement.

                 Notwithstanding the provisions of the Purchase Agreement which contemplate that the closing of the purchase and sale of the Shares and the Note shall occur simultaneously with the signing of the Purchase Agreement, the Shareholders, the Noteholder and the Purchaser wish to defer the closing under the Purchase Agreement until the Purchaser shall have obtained the consent of NationsBank, N.A. (South) to the transactions contemplated thereby. Therefore, the actual sale of the Shares and the Note and the issuance of the Purchaser's 9.1% Debentures in consideration therefor pursuant to the terms of the Purchase Agreement (the "Closing") shall occur as soon as possible and in any event no later than three (3) business days after NationsBank, N.A. (South) gives its consent to the transactions contemplated by the Purchase Agreement.

                 Each of the Shareholders, the Noteholder and the Purchaser shall be deemed to repeat its representations and
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warranties contained in the Purchase Agreement as of the date of the Closing.

                 The Purchaser shall pay the fees, expenses and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Shareholders and the Noteholder, as required by Section 12.6 of the Purchase Agreement, on the date hereof and on the date of the Closing.

                 The Purchaser agrees that it will use its best efforts to obtain the consent of NationsBank, N.A. (South) to the transactions contemplated by the Purchase Agreement as soon as possible.

                 If you are in agreement with the foregoing, please so indicate by signing in the space indicated below and returning a





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signed copy of this letter to Morgan, Lewis & Bockius LLP, counsel for the
Shareholders and the Noteholder.

                                        Very truly yours,

                                        SHAREHOLDERS:

                                        CAPITAL TRUST MANAGEMENT LIMITED
                                        OMAR S. BAHATEQ
                                        CLOVER HOLDINGS LTD.
                                        AL HUDA HOLDINGS LTD.
                                        DR. ANIS F. KASSIM
                                        SALEH M. AL-HAJAJ
                                        ABDULLAH AL ALI AL-MUSIM
                                        ALRAJA ESTABLISHMENT
                                        TAREQ BIN SALEH
                                        SARAH INVESTMENTS
                                        SHAKTI INVESTMENT HOLDINGS LTD.
                                        TAMANCA ESTABLISHMENT
                                        CAPITAL TRUST S.A.



                                        By: /s/ John P. Oswald
                                           -------------------------------------
                                             John P. Oswald
                                             Attorney-in-Fact

                                        NOTEHOLDER:

                                        CAPITAL TRUST INVESTMENTS LIMITED



                                        By: /s/ John P. Oswald
                                           -------------------------------------
                                             John P. Oswald
                                             Attorney-in-Fact


AGREED as of the date written above:

MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.



By: /s/ L. Scott Demerau
   ---------------------------------
Name:  L. Scott Demerau
Title: President





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